BNY Mellon Yield Enhancement Strategy Fund
Statement of Investments
January 31, 2025 (Unaudited)

Description	Shares	Value ($)
Investment Companies — 99.0%
Domestic Fixed Income — 46.7%
BNY Mellon Corporate Bond Fund, Cl. M (a)	1,742,918	21,159,028
BNY Mellon Floating Rate Income Fund, Cl. Y (a)	5,307,976	59,343,169
BNY Mellon High Yield Fund, Cl. I (a)	6,013,549	32,533,297
		113,035,494
Foreign Fixed Income — 22.7%
BNY Mellon Global Dynamic Bond Income Fund, Cl. Y (a)	2,791,939	30,041,259
TCW Emerging Markets Income Fund, Cl. I	3,788,795	24,892,380
		54,933,639
Municipal Bond — 29.6%
BNY Mellon Municipal Opportunities Fund, Cl. M (a)	5,734,990	71,515,330
Total Investments (cost $235,612,841)	99.0%	239,484,463
Cash and Receivables (Net)	1.0%	2,306,295
Net Assets	100.0%	241,790,758

(a)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to statement of investments.

Statement of Investments
BNY Mellon Yield Enhancement Strategy Fund

January 31, 2025 (Unaudited)
The following is a summary of the inputs used as of January 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Investment Companies	239,484,463	—	—	239,484,463
	239,484,463	—	—	239,484,463

†	See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value heirarchy.
At January 31, 2025, accumulated net unrealized appreciation on investments was $3,871,622, consisting of $4,016,195 gross unrealized appreciation and $144,573 gross unrealized depreciation.
At January 31, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.